Accrued Warranty	12 Months Ended
Dec. 31, 2010
Product Warranty Disclosure [Text Block]
8.	ACCRUED WARRANTY

Accrued warranty consisted of the following at December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Beginning Balance – January 1,	$79	$36
Increases to reserve based on sales	152	47
Charges against warranty reserve	(20)	(4)
Ending Balance – December 31,	$211	$79

The $47,000 added to the warranty reserve during 2009 is associated with battery packs sold during 2009.  During 2010, the warranty provision increased $152,000 based on sales.  The charges against the provision of $20,000 primarily reflects activity in connection with the AES prototype battery pack purchased in 2007.